                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                               ---------

                                                               FORM 8-K
                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                           Date of Report (Date of Earliest Event Reported):
                                                           September 8, 2004
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                                                        The Walt Disney Company
                                        (Exact name of registrant as specified in its charter)

                                                               Delaware
                                            (State or other jurisdiction of incorporation)

                          1-11605                                                   95-4545390
                 (COMMISSION FILE NUMBER)                               (IRS EMPLOYER IDENTIFICATION NO.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

                                                            (818) 560-1000
                                         (Registrant's telephone number, including area code)

                                                            Not applicable
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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         Item 7.01 Regulation FD Disclosure.

         On September 8, 2004, Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant,
participated via videoconference in a question and answer session at Morgan Stanley's Annual Media and Communications Conference.
An outline of points covered by Mr. Staggs in the session is furnished as Exhibit 99 to this report on Form 8-K.

            The Registrant believes that certain statements in the attached transcript may constitute "forward-looking statements"
within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S.
Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2003.

            Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

            Exhibit 99   Outline of Points Covered in September 8, 2004, question and answer session with Thomas O. Staggs, Senior
                         Executive Vice President and Chief Financial Officer of the registrant, at Morgan Stanley's Annual Media and Communications Conference.

                                                              Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Walt Disney Company

                                           By: /s/ ROGER J. PATTERSON
                                              ------------------------
                                               Roger J. Patterson
                                               Vice President, Counsel

Dated:   September 8, 2004

                                                                                                                          Exhibit 99

Outline of Points Covered in September 8, 2004, question and answer session with Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant, at Morgan Stanley's Annual Media and Communications Conference

General Company Outlook

     Some elements are beyond our control, like the economy and external conditions like the recent hurricanes that affected Orlando

     Continue to expect earnings growth of 50+% in 2004, accompanied by improving ROIC and strong cash flow

         We expect a roughly $0.01 EPS impact in Q4 from the hurricanes in Florida

     Customer satisfaction and brand strength are high, both in the US and outside the US

     Future returns from capital expected to benefit from the following:

     1.  Capital investment made over the last 5-7 years enhanced the competitive position of our company; do not anticipate having a need to repeat that extraordinary investment, lowering our capital intensity going forward,
     2.  Proportion of our portfolio represented by less capital-intensive businesses, such as ESPN, has risen, making overall business less capital-intensive, and
     3.  Focus for several years on improving cash flow has made us more efficient with our capital.

     Since FY02, we have delivered growth in earnings, ROIC and cash flow and expect FY04 to be one of the company's strongest years ever in terms of overall financial performance

     Our success going forward will be driven in part by the Company's ability to:

     1.  Continue to feed great content into "virtuous cycle of content creation,"
     2.  Participate substantially in growing markets created by new technologies, and through strong international growth.

     Expectations beyond fiscal 2004

     1.  Continue to target double-digit compound growth in EPS off of 2004 through at least 2007, given a positive economic environment and excluding the potential impact from one-time items like the disposition of the Disney Stores.
     2.  Expect to surpass in fiscal 2005 all-time high in Operating Income, while simultaneously improving ROIC in existing businesses and delivering strong cash flow.
     3.  Based on what we know today, expect operating income growth in each of our segments in '05
     4.  Overall debt levels provide meaningful financial flexibility to repurchase shares and to recommend to Board that we resume a course of modest and sustainable dividend increases, beginning in fiscal 2005.

Theme Parks Pricing Strategy

     Goal is to maximize share of market revenue, while ensuring that guests consistently give resorts very high ratings for price-value.

     Don't discount across the board; offer promotions on an opportunistic basis to encourage visitation.

     Guests continue to rate the resorts as an excellent value for their money - 90  percent of WDW guests rate value of parks as
     "good," "very good" or "excellent"

     Domestic park single-day ticket price CAGR for the last 10 years has approximated the Admissions Index component of CPI.

Employee Benefits Costs

     Expect pension and post-retirement component of employee benefits costs to moderate by roughly $50 - 60 million for the Company as a whole in 2005, versus 2004.

         Note that WDP&R represents roughly 70% of the Company's benefited employee base

     Expect this to be offset, however, by a continued increase in health care costs, which represents a nationwide problem, not one specific to Disney.

     Focused on managing the health care side of the questions in a way that allows us to remain competitive in the marketplace, while not overspending.

Studio Production Strategy

     Confident in management team at the Studio and path we are following in film group

     Will continue to limit investment in films, using capital scarcity to help reinforce our commitment to picking films we believe in most and make them for a price that makes sense

     Will increase efforts to leverage the market advantage of the Disney name.

     1.  Disney live action film product expected to account for roughly half of combined Disney/Touchstone live action slate investment going forward.
     2.  Focus on Disney films because we expect double-digit return on investment over the life of the Disney live action films released over the past 5 years.

         Note that a very meaningful portion of Studio operating income is driven by Animated Library, Disney Video Premieres, and our Theatrical Production businesses, each of whose profitability historically has been much less volatile than Live
         Action.

Studio Animated Library / DVD Strategy

     Managing the library is a critical part of maximizing performance at the Studio.

     Have increased Platinum release strategy to 2 titles per year based upon judgment about how best to capitalize on the timing of release windows and the pace of technology

     Continue to evaluate strategy based upon pace of technological change, but for now believe that releasing two Platinum titles per year is the correct approach

ABC Network - Ad Market and Profitability

     Difficult to make predictions about the advertising environment but so far no signs that concern us.

     Differing levels of strength across various markets.  E.g., seeing greater strength at ESPN market than radio or local television.

     Network TV market has held up reasonably well; we hope and expect that it will continue to do so.

     In addition to a moderately strong scatter market, reaching profitability at the network in 2005 is dependent upon achieving rating increases; hope for good news, but difficult to predict.

Capital Allocation

     Don't believe any strategic holes in our asset portfolio; always looking for opportunities, whether acquisition or internal investment, that can deliver meaningful, attractive and positive returns to shareholders.

     Don't believe near term opportunities will use up excess cash flow and thus it is likely that we will repurchase shares in the coming months.

     Management will recommend to the board a course of modest and sustainable dividend increases, starting this year.

     Will continue to look at acquisitions, and over the next 3 - 5 years expect opportunities, but approach will be pragmatic and cautious.

"Buying In" EDL

     Proposed restructuring of EDL is in the process of being finalized and calls for an increase in The Walt Disney Company's percentage ownership of EDL.

     In the future, there may be opportunities for us to buy in the EDL stock or we may conclude that continuing to have a separately traded entity is in the best interest of both EDL and The Walt Disney Company.

     Will evaluate options on an ongoing basis; currently comfortable with the anticipated outcome from the restructuring.